UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026 (February 10, 2026)

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Empery Digital Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EMPD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Master Loan Agreement

On February 10, 2026, Empery Digital Inc. (the “Company”) entered into the First Amendment to the Master Loan Agreement (the “MLA Amendment”) , with Two Prime Lending Limited (the “Lender”), which amends the Master Loan Agreement by and between the Company and the Lender originally dated as of October 12, 2025 (the “MLA”).

Pursuant to the MLA Amendment, among other things: (a) the interest rate applicable to all outstanding and new borrowings under the MLA has been increased from 6.50% per annum to 7.50% per annum from the date of the MLA Amendment, and (b) the collateral that the Company is required to provide the Lender for any amount borrowed has been reduced from 250% to 174% of the applicable amount borrowed under the MLA. In connection with the amendment, the Lender has agreed to release collateral equal to 350 Bitcoin (BTC) to the Company on the effective date of the MLA Amendment and incremental collateral will be released on or prior to February 20, 2026.

The MLA Amendment is intended to enable the Company to free up Bitcoin previously pledged as collateral for potential sale or other corporate purposes.

Except as expressly amended by the MLA Amendment, the terms of the MLA remain unchanged, including the aggregate principal borrowing capacity of up to $100 million, the maturity date of October 9, 2027, and the absence of commitment fees and prepayment penalties.

The foregoing description of the MLA Amendment is not complete and is qualified in its entirety by reference to the full text of the MLA Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On February 11, 2026, the Company issued a press release announcing its execution of the MLA Amendment with Two Prime Lending, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

As of February 10, 2026, the Company has repurchased 15,882,992 shares of its common stock under its $200 million share repurchase program, at an average purchase price per share of $6.63, including all fees and commissions. Following these repurchases, the current number of shares outstanding is 35,537,243, after giving effect to the potential exercise of 870,240 pre-funded warrants.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 to Master Loan Agreement, dated February 10, 2026, between the Company and Two Prime Lending Limited

99.1	Press Release, dated February 11, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empery Digital Inc.

By:	/s/ Greg Endo
Name:	Greg Endo
Title:	Chief Financial Officer

Date: February 11, 2026

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